SEGALL BRYANT & HAMILL TRUST

Segall Bryant & Hamill Workplace Equality Fund (the “Fund”)

Supplement dated July 23, 2020 to the

Summary Prospectus and Prospectus,

each dated May 1, 2020, as supplemented

Effective July 23, 2020, the Fund’s Summary Prospectus and Prospectus are hereby revised as follows:

The “Principal Investment Strategies of the Fund” section of the Fund’s Summary Prospectus and Prospectus is deleted in its entirety and replaced with the following:

Principal Investment Strategies of the Fund

• The Fund invests primarily in companies with greater than $1 billion in market capitalization. The portfolio management team considers a candidate company’s workplace equality practices and inclusionary hiring and promotion policies because they believe these traits can enhance a company’s growth trajectory and long-term financial success.

• Under normal circumstances, the Fund invests at least 80% of its net assets in companies that meet the quantitative and qualitative screening criteria of the Adviser’s proprietary workplace equality screen (the “Screen”). Among various factors, these screening criteria seek to identify, for example, whether a company’s equal employment opportunity statement prohibits discrimination based on sexual orientation and gender identity, and/or whether the company offers health benefits to same-sex partners or spouses of employees.

• As a secondary consideration, the Fund will also consider a company’s environmental, social, and governance (ESG) practices. The Fund’s ESG criteria are generally designed to exclude companies with weak corporate governance, and/or companies that are involved in, and/or derive significant revenue from, certain industries or product lines, including, for example, gambling, alcohol, tobacco, and/or firearms. The Adviser may also conduct a supplemental analysis of individual companies’ corporate governance factors and a range of environmental and social factors that may vary by sector.

• Through a combination of proprietary quantitative screening and independent fundamental analysis, the team seeks to identify and thoroughly assess the financial strength and capital appreciation opportunity of candidate companies.

• The team researches companies in which the historical consistency and fundamental improvement in free cash flow appear sustainable. The team seeks to develop an understanding of the economics of the business and sustainability of a company’s competitive advantage.

• With respect to portfolio structure, the team seeks to achieve a balance between risk-adjusted total return opportunity and down-market capital preservation without regard to sector weighting limitations.

• Stocks may be sold when business fundamentals have changed, ESG practices deteriorate, the stock no longer meets the Screen or the stock price has achieved the team’s valuation target. The stock may also be sold if better relative investment opportunities have been identified.

The “Portfolio Managers” section of the Fund’s Summary Prospectus and Prospectus is deleted and replaced with the following:

Name(s) of Portfolio Manager(s) and Title(s)	Date Began Managing the Fund
Suresh Rajagopal, CFA Director All/Mid Cap Strategies, Principal – Segall Bryant & Hamill, LLC Portfolio Manager of the Fund	July 23, 2020
William J. Barritt, CFA Equity Analyst – Segall Bryant & Hamill, LLC Portfolio Manager of the Fund	July 23, 2020
John N. Roberts, Esq. Senior Portfolio Manager, Principal – Segall Bryant & Hamill, LLC Portfolio Manager of the Fund	May 1, 2019

The “Investment Personnel – Segall Bryant & Hamill Workplace Equality Fund” section of the Fund’s Prospectus is deleted and replaced with the following:

Segall Bryant & Hamill Workplace Equality Fund

The Segall Bryant & Hamill Workplace Equality Fund is managed by Mr. Suresh Rajagopal, CFA, Mr. William J. Barritt, CFA, and Mr. John N. Roberts, Esq. This team is further supported by dedicated analysts on the Segall Bryant & Hamill, LLC All Cap team. The team also utilizes quantitative tools for screening, portfolio construction, and risk analytics. Decision-making incorporates both fundamental and quantitative inputs. Mr. Rajagopal and Mr. Barritt will generally reach a decision to buy or sell a security; however, Mr. Rajagopal has ultimate responsibility for the final decision to buy or sell a security.

The “Portfolio Managers” section on page 113 of the Fund’s Prospectus is hereby revised as follows:

The following paragraph is inserted.

William J. Barritt, CFA has been a portfolio manager of the Segall Bryant & Hamill Workplace Equality Fund since July 23, 2020. He is an Equity Analyst for Segall Bryant & Hamill’s All Cap team. Prior to joining the Adviser in 2014, Mr. Barritt served as a consulting manager and senior consultant at FactSet Research Systems. He is a graduate of Indiana University with a B.S. in Finance and has earned the Chartered Financial Analyst (CFA) designation.

The first sentence in the “Suresh Rajagopal, CFA” paragraph is deleted and replaced with the following:

Suresh Rajagopal, CFA, has been a portfolio manager of the Segall Bryant & Hamill All Cap Fund since its inception and its predecessor IMST fund since July 31, 2013, the Segall Bryant & Hamill Global Large Cap Fund and the Segall Bryant & Hamill Workplace Equality Fund since July 23, 2020.

All references to Derek R. Anguilm and Alex A. Ruehle in the Fund’s Summary Prospectus and Prospectus are deleted.

For more information or to obtain a copy of the Summary Prospectus or Prospectus, free of charge, please contact the Fund at (800) 392-2673.

Please retain this supplement with your Summary Prospectus and Prospectus.